UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

HEARTWARE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

500 Old Connecticut Path Framingham, MA (Address of principal executive offices)	01701 (Zip code)

(508) 739-0950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 27, 2016, HeartWare International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Medtronic, Inc., a Minnesota corporation (“Parent”), and Medtronic Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:

•
Parent has agreed to cause the Purchaser to commence a tender offer (the “Offer”), no later than twenty (20) business days after the date of the Merger Agreement, to purchase all of the outstanding shares of common stock of the Company, $0.001 par value per share (the “Shares”), not held by an affiliated person or entity as described in Section 251(h)(2)(a) through (d) of the Delaware General Corporation Law (the “DGCL”), at a purchase price of $58.00 per Share (the “Offer Price”), paid to the holder of such Share in cash, without interest, and subject to any required withholding of taxes; and

•
as soon as practicable after the acquisition of Shares pursuant to the Offer and satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”), such merger to be effected under Section 251(h) of the DGCL, with the Company being the surviving corporation.  In the Merger, each Share that is not tendered and accepted pursuant to the Offer, other than shares held by the Company, Parent, Purchaser, or by stockholders who have properly exercised their appraisal rights under Delaware law, will be cancelled and converted into the right to receive cash in an amount equal to the Offer Price.

The consummation of the Offer is subject to certain closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other applicable antitrust laws. The consummation of the Offer is conditioned on Parent acquiring a number of Shares that when added to the Shares already owned by the Parent or the Purchaser or any wholly owned subsidiaries of their ultimate parent shall constitute a majority of the then outstanding Shares.  The consummation of the Merger is subject to certain customary closing conditions, including consummation of the Offer.  Neither the Offer nor the Merger is subject to a financing condition.

The Company has agreed to customary covenants, including the obligation to conduct the business of the Company and its subsidiaries in the ordinary and usual course of business in all material respects consistent with past practice until the effective time of the Merger (the “Effective Time”) or the date that the Merger Agreement is terminated in accordance with its terms. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal, subject to fulfillment of certain fiduciary requirements of the Company’s board of directors. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $27,500,000.

Each option to acquire shares of Company common stock granted under an equity plan of the Company that is outstanding and unexercised immediately prior to the Effective Time and for which the Offer Price exceeds the exercise price of such option, without regard to the extent then vested or exercisable, will be automatically cancelled as of the Effective Time and, in consideration of such cancellation, the holder thereof will be entitled to receive promptly, but in no event later than fifteen (15) days after the Effective Time, a cash payment in respect of such cancellation from the Company in an amount equal to (i) the excess, if any, of the Offer Price over the exercise price of each such Company Option multiplied by (ii) the number of unexercised shares of Company common stock subject to such option.  Each restricted stock unit granted under an equity plan of the Company that is outstanding and unvested immediately prior to the Effective Time will be automatically cancelled as of the Effective Time and, in consideration of such cancellation, the holder thereof will be entitled to receive promptly, but in no event later than fifteen (15) days after the Effective Time, a cash payment in respect of such cancellation from the Company in an amount equal to the product of the Offer Price and the number of shares underlying such restricted stock unit as of immediately prior to the Effective Time (with any such restricted stock units that are subject to performance-based vesting being deemed earned assuming achievement of all performance milestones).

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Purchaser and Parent and may be subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of the respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendments to Employment Agreements

On June 26, 2016, the Company and Heartware, Inc., the Company’s wholly-owned subsidiary, entered into letter amendments (“Letter Amendments”) to the employment agreements with each of the Company’s senior officers.  Pursuant to the Letter Amendments, the amount of severance payable to each senior officer if he or she is terminated without “Cause” or for “Good Reason” coincident with or within 18 months after a “Change in Control” (each as defined in the applicable employment agreement) is calculated based on the officer’s current base salary plus current target annual cash bonus assuming 100% corporate and individual achievement.   Prior to the letter amendments, the amount payable upon such a termination of employment was calculated based on current base salary plus the amount most recently paid as an annual bonus.  This description is qualified in its entirety by reference to the copies of the Letter Amendments filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On June 26, 2016, the board of directors of the Company amended and restated the Bylaws of the Company (the “Bylaws”) which became effective immediately.

The Bylaws were amended and restated to provide that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Company’s Certificate of Incorporation (the “Certificate”) or Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate or the Bylaws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware.

The foregoing description of the Bylaws is qualified in all respects by reference to the text of the Bylaws as amended and restated, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated into this Item 5.03 by reference.

Item 7.01.  Regulation FD Disclosure.

In connection with the announcement of the Merger Agreement, the Company intends to issue a notice as soon as practicable to the registered holders of, and the trustee for, its 3.50% Convertible Senior Notes due 2017 (the “2017 Convertible Notes”) and its 1.75% Convertible Senior Notes due 2021 (the “2021 Convertible Notes” and, together with the 2017 Convertible Notes, the “Convertible Notes”) pursuant to the requirements of the supplemental indentures (the “Supplemental Indentures”) and related base indenture (as amended and supplemented by the Supplemental Indentures, the “Indenture”) governing the Convertible Notes, notifying the holders of, among other items, the Merger Agreement, the anticipated date of the expected Fundamental Change and Make-Whole Fundamental Change (each as defined in the Supplemental Indentures) as a result of the consummation of the Offer, the anticipated convertibility of the Convertible Notes in connection with such Fundamental Change, the right of holders of the Convertible Notes to require the Company to repurchase such holder’s Convertible Notes in the event of a Fundamental Change and the Company’s intention to enter into a supplemental indenture with respect to the Convertible Notes on or about the Effective Time.

Notice to Investors

This communication is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of the Company.  The tender offer for the outstanding common stock of the Company referred to in this current report on Form 8-K has not yet commenced. Any offers to purchase or solicitation of offers to sell will be made only pursuant to the tender offer statement (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) which will be filed on Schedule TO by the Purchaser with the SEC, and soon thereafter the Company will file a Solicitation / Recommendation Statement on Schedule 14D-9 with respect to the tender offer.  The Company’s stockholders are advised to read these documents and any other documents relating to the tender offer that will be filed with the SEC carefully and in their entirety because they contain important information.  The Company’s stockholders may obtain copies of these documents for free at the SEC’s website at www.sec.gov or by contacting HeartWare’s investor relations department at HeartWare International, Inc., 500 Old Connecticut Path, Framingham, MA 01701, Attention: Investor Relations.

Forward-Looking Statements

Certain statements in this current report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the Offer and the proposed Merger; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of HeartWare, and are subject to significant risks and uncertainties. These risks and uncertainties include, without limitation, risks and uncertainties related to: whether the proposed transaction will close; the timing of the closing of the proposed transaction; the outcome of the regulatory reviews of the proposed transaction; the ability of the parties to complete the proposed transaction; the ability of the parties to meet other closing conditions; how many HeartWare stockholders tender their shares in the proposed transaction; the outcome of legal proceedings that may be instituted against HeartWare and/or others related to the proposed transaction; unexpected costs or unexpected liabilities that may result from the proposed transaction, whether or not consummated; the possibility that competing offers will be made; effects of disruption from the proposed transaction making it more difficult to maintain relationships with employees, customers and other business partners; timing, progress and outcomes of clinical trials; regulatory submissions and quality compliance; and investigation, research and development activities.

Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and HeartWare undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the SEC. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A. “Risk Factors” in HeartWare’s Annual Report on Form 10-K filed with the SEC. HeartWare may update risk factors from time to time in Part II, Item 1A. “Risk Factors” in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2016, by and among Medtronic, Inc., Medtronic Acquisition Corp. and HeartWare International, Inc.

3.1	Amended and Restated Bylaws of HeartWare International, Inc., effective June 26, 2016.

10.1	Letter Amendment between the Company and Heartware, Inc. and Douglas Godshall, dated June 26, 2016.

10.2	Letter Amendment between the Company and Heartware, Inc. and Peter McAree, dated June 26, 2016.

10.3	Letter Amendment between Heartware, Inc. and Lawrence Knopf, dated June 26, 2016.

10.4	Letter Amendment between Heartware, Inc. and Katrin Leadley, dated June 26, 2016.

10.5	Letter Amendment between Heartware, Inc. and Mark Strong, dated June 26, 2016.

10.6	Letter Amendment between Heartware, Inc. and Jeffrey LaRose, dated June 26, 2016.

10.7	Letter Amendment between Heartware, Inc. and James Schuermann, dated June 26, 2016.

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016

HEARTWARE INTERNATIONAL, INC.

By:	/s/ Lawrence J. Knopf
Name:	Lawrence J. Knopf
Title:	Senior Vice President, General Counsel and Secretary

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2016, by and among Medtronic, Inc., Medtronic Acquisition Corp. and HeartWare International, Inc.

3.1	Amended and Restated Bylaws of HeartWare International, Inc., effective June 26, 2016.

10.1	Letter Amendment between the Company and Heartware, Inc. and Douglas Godshall, dated June 26, 2016.

10.2	Letter Amendment between the Company and Heartware, Inc. and Peter McAree, dated June 26, 2016.

10.3	Letter Amendment between Heartware, Inc. and Lawrence Knopf, dated June 26, 2016.

10.4	Letter Amendment between Heartware, Inc. and Katrin Leadley, dated June 26, 2016.

10.5	Letter Amendment between Heartware, Inc. and Mark Strong, dated June 26, 2016.

10.6	Letter Amendment between Heartware, Inc. and Jeffrey LaRose, dated June 26, 2016.

10.7	Letter Amendment between Heartware, Inc. and James Schuermann, dated June 26, 2016.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.